                                                                    EXHIBIT 10.4


                      FIFTH AMENDMENT TO CREDIT AGREEMENT


          THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment"),
                                                          ---------------
dated effective as of December 31, 1997, is entered into by and among Sullivan Broadcasting Company, Inc. (the "Borrower"), a Delaware corporation formerly
                                 --------
known as Act III Broadcasting, Inc. and successor by merger to A-3 Acquisition, Inc., Sullivan Broadcast Holdings, Inc. (the "Parent"), a Delaware corporation
                                              ------
formerly known as A-3 Holdings, Inc., the Lenders parties hereto, and NationsBank of Texas, N.A., as Administrative Agent for the Lenders and as a Lender, with reference to the hereinafter described Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in such Credit Agreement.

                                    RECITALS

          A. A-3 Acquisition, Inc., a Delaware corporation, predecessor in interest to the Borrower, A-3 Holdings, Inc., a Delaware corporation, precedessor in interest to the Parent, the Administrative Agent, the other members of the Agent Group and the Lenders entered into that certain Credit Agreement, dated January 4, 1996 (as amended, modified, restated, supplemented, renewed, extended, rearranged or substituted from time to time, the "Credit
                                                                     ------
Agreement").
---------

          B.   The Borrower, the Parent and the Majority Lenders entered into
(i) that certain First Amendment to Credit Agreement and Limited Waiver and Consent, dated as of May 24, 1996, (ii) that certain Second Amendment to Credit Agreement, dated as of July 10, 1996, (iii) that certain Third Amendment to Credit Agreement, dated as of December 31, 1996 and (iv) that certain Fourth Amendment to Credit Agreement, dated as of June 26, 1997 (collectively, the

"Amendments").
-----------

          C. The Borrower, the Parent and the Lenders parties hereto wish to enter into this Fifth Amendment in order to further amend the Credit Agreement as hereinafter set forth.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1.     AMENDMENT TO CREDIT AGREEMENT

          Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower and the Parent herein contained, the Borrower, the Parent and the Lenders parties hereto, who constitute not less than the Majority Lenders, hereby amend Section 8.1(f) of
                                                            --------------
the Credit Agreement by deleting the number "$3,000,000" in item (ii) thereof and replacing in lieu thereof the number "$4,000,000".

          Section 2.     REPRESENTATIONS AND WARRANTIES

          The Borrower and the Parent hereby represent and warrant to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Fifth Amendment has been authorized by all requisite corporate action on the part of the Borrower and the Parent; and (b) this Fifth Amendment constitutes a legal, valid, and binding obligation of the Borrower and the Parent, enforceable in accordance with the terms hereof.

          Section 3.     MISCELLANEOUS

          (a) Consent of Parent. Parent hereby consents to the amendments to the Credit Agreement set forth in this Fifth Amendment and the other Amendments and confirms and agrees that its obligations under Section 11 of the Credit
                                                   ----------
Agreement are and remain in full force and effect and that no defenses exist which the Parent may assert against any of the Lenders with respect to the enforcement of the Lenders' rights under Section 11 of the Credit Agreement.
                                         ----------

          (b) Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the Administrative Agent's receipt of a fully executed copy of the Consent and Acknowledgment of the Subsidiaries of the Borrower in the form attached hereto as Exhibit A.
                   ---------

          (c) Ratification and Confirmation of Loan Documents. Except as specifically amended hereby, the Credit Agreement and other Loan Documents remain in full force and effect and are hereby ratified and confirmed by the Borrower and the Parent, and the execution and delivery of this Fifth Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Administrative Agent, the Lenders or the Managing Agents under the Credit Agreement.

          (d) Headings. Section and subsection headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose or be given any substantive effect.

          (e) APPLICABLE LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          (f) Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          (g) FINAL AGREEMENT. THIS FIFTH AMENDMENT, TOGETHER WITH THE AMENDMENTS, THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              SULLIVAN BROADCASTING COMPANY, INC.



                              By: /s/ Patrick Bratton
                                 --------------------------------
                              Name: PATRICK BRATTON
                              Title: C.F.O.


                              SULLIVAN BROADCAST HOLDINGS, INC.



                              By: /s/ Patrick Bratton
                                 --------------------------------
                              Name: PATRICK BRATTON
                              Title: C.F.O.


                              NATIONSBANK OF TEXAS, N.A.,
                              as Administrative Agent and as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              BANKERS TRUST COMPANY,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              SULLIVAN BROADCASTING COMPANY, INC.



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              SULLIVAN BROADCAST HOLDINGS, INC.



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              NATIONSBANK OF TEXAS, N.A.,
                              as Administrative Agent and as a Lender



                              By: /s/ Roselyn Reid
                                 --------------------------------
                              Name: Roselyn Reid
                              Title: Vice President


                              BANKERS TRUST COMPANY,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              SULLIVAN BROADCASTING COMPANY, INC.



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              SULLIVAN BROADCAST HOLDINGS, INC.



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              NATIONSBANK OF TEXAS, N.A.,
                              as Administrative Agent and as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              BANKERS TRUST COMPANY,
                              as a Lender



                              By: /s/ Gina S. Thompson
                                 --------------------------------
                              Name: GINA S. THOMPSON
                              Title: VICE PRESIDENT

                              BANKBOSTON, N.A.,
                              as a Lender



                              By: /s/ Robert F. Milordi
                                 --------------------------------
                              Name: ROBERT F MILORDI
                              Title: MANAGING DIRECTOR



                              THE CHASE MANHATTAN BANK,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              NEW YORK LIFE INSURANCE COMPANY,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

                              BANKBOSTON, N.A.,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              THE CHASE MANHATTAN BANK,
                              as a Lender



                              By: /s/ Ann B. Kerns
                                 --------------------------------
                              Name: ANN B. KERNS
                              Title: VICE PRESIDENT



                              NEW YORK LIFE INSURANCE COMPANY,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

                              BANKBOSTON, N.A.,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              THE CHASE MANHATTAN BANK,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              NEW YORK LIFE INSURANCE COMPANY,
                              as a Lender



                              By:/s/ Adam G. Clemens
                                 --------------------------------
                              Name: ADAM G. CLEMENS
                              Title: MANAGING DIRECTOR

                              BANK OF AMERICA NT & SA,
                              as a Lender



                              By: /s/ Carl F. Salas
                                 --------------------------------
                              Name: Carl F. Salas
                              Title: Vice President


                              BANK OF MONTREAL, CHICAGO BRANCH,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              NATEXIS BANQUE BFCE, formerly known as
                              Banque Francaise du Commerce Exterieur,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              BANQUE PARIBAS,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

                              BANK OF AMERICA NT & SA,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              BANK OF MONTREAL, CHICAGO BRANCH,
                              as a Lender



                              By: /s/ Yvonne Bos
                                 --------------------------------
                              Name: YVONNE BOS
                              Title: SENIOR VICE PRESIDENT


                              NATEXIS BANQUE BFCE, formerly known as
                              Banque Francaise du Commerce Exterieur,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              BANQUE PARIBAS,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

                              BANK OF AMERICA NT & SA,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              BANK OF MONTREAL, CHICAGO BRANCH,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              NATEXIS BANQUE BFCE, formerly known as
                              Banque Francaise du Commerce Exterieur,
                              as a Lender



                              By: /s/ Evan S. Kraus  /s/[SIGNATURE APPEARS HERE]
                                 ----------------------------------------------
                              Name: EVAN S. KRAUS       [NAME APPEARS HERE]
                              Title: ASSOCIATE           VICE PRESIDENT



                              BANQUE PARIBAS,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

                              BANK OF AMERICA NT & SA,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              BANK OF MONTREAL, CHICAGO BRANCH,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              NATEXIS BANQUE BFCE, formerly known as
                              Banque Francaise du Commerce Exterieur,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              BANQUE PARIBAS,
                              as a Lender



                              By: /s/ Lynne S. Randall
                                 --------------------------------
                              Name: Lynne S. Randall
                              Title: Director

                              CIBC INC.,
                              as a Lender



                              By: /s/ Susan Hanna
                                 --------------------------------
                              Name: SUSAN HANNA
                              Title: EXECUTIVE DIRECTOR
                                     CIBC Oppenheimer Corp, AS AGENT


                              CORESTATES BANK, N.A.,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC., as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              FLEET NATIONAL BANK,
                              formerly known as Shawmut Bank Connecticut, N.A., as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

                              CIBC INC.,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              CORESTATES BANK, N.A.,
                              as a Lender



                              By: /s/ [SIGNATURE APPEARS HERE]
                                 --------------------------------
                              Name:
                              Title: Vice President



                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC., as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              FLEET NATIONAL BANK,
                              formerly known as Shawmut Bank Connecticut, N.A., as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

                              CIBC INC.,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              CORESTATES BANK, N.A.,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC., as a Lender



                              By: /s/ Joseph P. Matteo
                                 --------------------------------
                              Name: JOSEPH P. MATTEO
                              Title: AUTHORIZED SIGNATORY



                              FLEET NATIONAL BANK,
                              formerly known as Shawmut Bank Connecticut, N.A., as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

                              CIBC INC.,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              CORESTATES BANK, N.A.,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              MERRILL LYNCH SENIOR FLOATING RATE
                              FUND, INC., as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              FLEET NATIONAL BANK,
                              formerly known as Shawmut Bank Connecticut, N.A., as a Lender



                              By: /s/ Jeffery J. McLaughlin
                                 --------------------------------
                              Name: Jeffery J. Mclaughlin
                              Title: Supervisor

                              SOCIETE GENERALE,
                              as a Lender



                              By: /s/ John Sadik-Khan
                                 --------------------------------
                              Name: JOHN SADIK-KHAN
                              Title: VICE PRESIDENT



                              THE TRAVELERS INSURANCE COMPANY,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.,
                              successor by merger to Union Bank,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

                              SOCIETE GENERALE,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              THE TRAVELERS INSURANCE COMPANY,
                              as a Lender



                              By: /s/ John W. Petchler
                                 --------------------------------
                              Name: JOHN W. PETCHLER
                              Title: Second Vice President


                              UNION BANK OF CALIFORNIA, N.A.,
                              successor by merger to Union Bank,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:

                              SOCIETE GENERALE,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:



                              THE TRAVELERS INSURANCE COMPANY,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.,
                              successor by merger to Union Bank,
                              as a Lender



                              By: /s/ Michael K. McShane
                                 --------------------------------
                              Name: Michael K. McShane
                              Title: Senior Vice President

                              VAN KAMPEN AMERICAN CAPITAL PRIME
                              RATE INCOME TRUST, as a Lender



                              By: /s/ Jeffrey W. Maillet
                                 --------------------------------
                              Name: JEFFREY W. MAILLET
                              Title: Senior Vice President & Director


                              VAN KAMPEN CLO I, LIMITED

                              By:    Van Kampen American Capital
                                     Management, Inc., as Collateral Manager



                                     By: /s/ Jeffrey W. Maillet
                                        ------------------------------------
                                     Name: JEFFREY W. MAILLET
                                     Title: Senior Vice President & Director



                              NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a Lender

                              By:    NEW YORK LIFE INSURANCE
                                     COMPANY


                                     By:
                                        ------------------------------------
                                     Name:
                                     Title:

                              VAN KAMPEN AMERICAN CAPITAL PRIME
                              RATE INCOME TRUST, as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              VAN KAMPEN CLO I, LIMITED

                              By:    Van Kampen American Capital
                                     Management, Inc., as Collateral Manager



                                     By:
                                        ------------------------------------
                                     Name:
                                     Title:



                              NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a Lender

                              By:    NEW YORK LIFE INSURANCE
                                     COMPANY


                                     By: /s/ Adam G. Clemens
                                        ------------------------------------
                                     Name: ADAM G. CLEMENS
                                     Title: MANAGING DIRECTOR

                              AERIES FINANCE LTD.,
                              as a Lender



                              By: /s/ Andrew Ian Wignall
                                 --------------------------------
                              Name: Andrew Ian Wignall
                              Title: Director


                              SENIOR DEBT PORTFOLIO,
                              as a Lender

                              By:    BOSTON MANAGEMENT AND
                                     RESEARCH, as Investment Advisor



                                     By:
                                        ----------------------------
                                     Name:
                                     Title:



                              KZH HOLDING CORPORATION III,
                              as a Lender



                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              AERIES FINANCE LTD.,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              SENIOR DEBT PORTFOLIO,
                              as a Lender

                              By:    BOSTON MANAGEMENT AND
                                     RESEARCH, as Investment Advisor



                                     By: /s/ Payson F. Swaffield
                                        ----------------------------
                                     Name: PAYSON F. SWAFFIELD
                                     Title: Vice President



                              KZH HOLDING CORPORATION III,
                              as a Lender



                              By:
                                 -----------------------------------
                              Name:
                              Title:

                              AERIES FINANCE LTD.,
                              as a Lender



                              By:
                                 --------------------------------
                              Name:
                              Title:


                              SENIOR DEBT PORTFOLIO,
                              as a Lender

                              By:    BOSTON MANAGEMENT AND
                                     RESEARCH, as Investment Advisor



                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:



                              KZH HOLDING CORPORATION III,
                              as a Lender



                              By: /s/ V. Conway
                                 ----------------------------------------
                              Name: Virginia R. Conway
                              Title: Authorized Agent